UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 17, 2006

G REIT, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	0-50261	52-2362509
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	877-888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in our Current Report on Form 8-K filed on January 31, 2006, G REIT, Inc., as the general partner for G REIT, L.P., entered into a Second Amended and Restated Credit Agreement, or Credit Agreement, for a credit facility in the amount of $58,369,000 with lenders: (i) LaSalle Bank National Association, or LaSalle; (ii) Bank of America, National Association, or Bank of America; and (iii) Citizens Financial Bank; with LaSalle acting as agent for the lenders, on January 25, 2006. On October 17, 2006, we entered into a First Amendment to Second Amended and Restated Credit Agreement, or the Amendment, to amend the Credit Agreement.

The material terms of the Amendment provide for the following: (i) the release of the Centerpoint Corporate Park property as a mortgaged property under the terms of the Credit Agreement; (ii) that upon receipt of their proceeds, or the Proceeds, from the Release Price (as defined in the Credit Agreement) resulting from the sale of Centerpoint Corporate Park property, Bank of America and Citizens Financial Bank will have received full payment of their Commitments (as defined in the Credit Agreement); (iii) and that upon receipt of the Proceeds, Bank of America and Citizens Financial Bank shall no longer serve as lenders under the Credit Agreement and shall each deem any promissory notes or note assumptions they hold as paid in full and returned to us.

The foregoing descriptions of the Amendment and Credit Agreement do not purport to be complete and are qualified in their entirety by the terms of the Amendment attached hereto as Exhibit 10.1 of this Report and the Credit Agreement attached as Exhibit 10.1 to our Current Report on Form 8-K filed on January 31, 2006.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

(a) As discussed in Item 1.01 above, on October 17, 2006, we entered into the Amendment with certain lenders named therein and LaSalle. The information reported in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

10.1 First Amendment to Second Amended and Restated Credit Agreement dated October 17, 2006, by and among G REIT, L.P, certain lenders named therein and LaSalle Bank National Association

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, Inc.

November 13, 2006	By:	/s/ Scott D. Peters

Name: Scott D. Peters
Title: Chief Executive Officer and President

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Exhibit Index

Exhibit No.	Description

10.1	First Amendment to Second Amended and Restated Credit Agreement dated October 17, 2006, by and among G REIT, L.P, certain lenders named therein and LaSalle Bank National Association